                                                                      EXHIBIT 32

                    WINTHROP PARTNERS 80 LIMITED PARTNERSHIP
                            FORM 10-QSB JUNE 30, 2004

                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Quarterly Report of Winthrop Partners 80 Limited
Partnership, (the "Partnership"), on Form 10-QSB for the quarterly period ended
June 30, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, in the capacities and on the date indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that: (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.

Date:  August 12, 2004                  /s/ Michael L. Ashner
                                       -----------------------------------------
                                       Michael L. Ashner
                                       Chief Executive Officer and Director

Date:  August 12, 2004                  /s/ Thomas C. Staples
                                       -----------------------------------------
                                       Thomas C. Staples
                                       Chief Financial Officer

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